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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of report (date of earliest event reported):  June 26, 2001


                         NOTIFY TECHNOLOGY CORPORATION
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            (Exact name of registrant as specified in its charter)



       California                   000-23025                  77-0382248
(State or jurisdiction       (Commission File Number)       (I.R.S. Employer
  of incorporation or                                       Identification No.)
     organization)


                       1054 S. De Anza Blvd., Suite 105
                              San Jose, CA  95129
         -------------------------------------------------------------
         (Address, including zip code, of principal executive offices)


      Registrant's telephone number, including area code:  (408) 777-7920


         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 5.  Other Events.
         ------------

     The following is the full text of the press release made by the Registrant on June 26, 2001:

"SAN JOSE, Calif., June 26 /PRNewswire/ -- Notify Technology Corporation (Nasdaq: NTFY), an innovative Communications Applications Service Provider
         ----
(CASP) of wireless and wireline notification and messaging services, is providing shareholders with a business update. "The Company would like to provide shareholders with an update in view of the recent issues involving Notify's continued listing on the NASDAQ SmallCap Market and continuous inquiries about our business relationships with Motorola and several ReFLEX carriers," said Paul DePond, President and Founder of Notify Technology. "I am addressing several issues to continue our commitment of providing shareholders with relevant, timely updates."

NASDAQ ISSUES:

On May 17, 2001 Notify met with the NASDAQ Qualifications Panel (the "Panel") and presented Notify's plan for meeting the $2M net tangible asset requirement for continued listing on the SmallCap Market. The Panel also reviewed certain governance issues regarding prior financings by the Company and requested additional information at the May 17 meeting, which the Company has since provided. A final recommendation from the Panel is expected by the end of June.

CORPORATE ISSUES:

The Company will hold a Special Shareholder Meeting on Friday, June 29, 2001 to seek shareholder approval of an up to $6 million private placement of its preferred stock and warrants and other matters.

The securities to be sold in the private placement have not been registered under the Securities Act of 1933 (the "Securities Act") and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirement of the Securities Act.

PRODUCT STRATEGY REVIEW:

Notify's product strategy is to provide a mobile user with wireless synchronized access and management of their email, contacts, calendar, tasks, and files on a variety of 2way wireless devices and networks. Initially, Notify introduced its products into the ReFLEX market due to the immediate need for wireless email access to enhance the carriers' 2way ReFLEX product offering.

Over the past year, Notify has seen signs of change in the business strategy of several ReFLEX carriers. The change is that they are now offering complete wireless solutions instead of just 2way ReFLEX products. This means that ReFLEX carriers will not only sell ReFLEX products but will also sell 2way wireless solutions ranging from Palm PDA's on CDPD networks to RIM devices on Mobitext and ARDIS networks, to cellular PDA's on CDMA and GSM/GRPS networks. This change was anticipated a year ago by Notify and has been a significant factor in the evolution of Notify's wireless product vision. During this quarter, Notify has begun porting its NotifyLink
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services and software to several new devices and networks to provide carriers with a uniform wireless solution that they would like to offer.

BUSINESS UPDATE:

On May 1, WebLink Wireless announced the availability of two versions of its Remote Email Manager, the Desktop and Desktop Plus for the Motorola T900 Talkabout. Both of these packages are Notify products branded by WebLink. Information regarding WebLink's new Remote Email Manager products can be found by going to www.weblinkwireless.com.
            -----------------------

On May 17th Research In Motion (RIM) announced that it had been granted a patent covering its proprietary method in redirecting information between a host computer system (such as an office PC or server) and a mobile communications device (such as a wireless handheld) while maintaining a common electronic address between the host system and mobile device. Notify and its intellectual property counsel have recently completed an investigation of the RIM patent. Although no assurances can be given, Notify believes that its NotifyLink Desktop
4.0 technology does not infringe on the RIM patent.

During the week of May 21st Motorola launched their Motorola MyMail(TM) Desktop and Desktop Plus products for their T900 Talkabout. Both of these packages are NotifyLink products branded as Motorola products. Motorola plans to market the new MyMail products to all ReFLEX carriers in North America. Several ReFLEX carriers have already expressed interest in the MyMail product and are currently evaluating the version for the Motorola T900 Talkabout. To demonstrate their commitment to their ReFLEX carrier partners, Motorola will be offering aggressive sales incentives to the ReFLEX carrier's sales force for sales of MyMail and MyMail bundled with a Motorola T900 Talkabout. Information regarding Motorola's MyMail products can be found by going to URL: http://commerce.motorola.com/consumer/QWhtml/newproducts.html.
-------------------------------------------------------------

On May 23rd Glenayre announced to the public that it was no longer going to pursue any further opportunities in its wireless business unit. Based on that announcement, Notify has discontinued development of products using the Glenayre @ctiveLink ReFLEX module. Notify will continue to develop "Palm OS" based products for other networks and devices.

PageNet Canada is moving forward to launch Notify's NotifyLink Internet Edition service for Motorola's T900 Talkabout. PageNet will also offer the NotifyLink Desktop Standard and Professional Edition software for the Motorola T900 Talkabout and P935 Timeport. Information regarding PageNet Canada's NotifyLink product offering can be found at http://www.pagenet.ca.
                                 ---------------------

The NotifyLink Internet Edition Service has achieved increased interest with the REFLEX carriers and most carriers are in the process of an evaluation or moving toward a rollout of the service. Formal contract negotiations are in progress with several of the carriers and will be announced when they are completed.

Notify continues to pursue direct business relationships with Bell Mobility in Canada, Arch Wireless, MetroCall, and SkyTel. With Notify's Motorola OEM relationship, Notify expects to
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benefit indirectly from Motorola's direct business relationships with each of the ReFLEX carriers.

About Notify Technology Corp

Founded in 1994, Notify Technology Corp, (Nasdaq: NTFY - news) is an innovative
                                                  ----   ----
Communications Service Provider of wireless and wireline notification and messaging. Notify Technology currently sells its products through OEM relationships to major telephone companies and telephone equipment distributors. The company is headquartered in San Jose, Calif. For more information, see www.notifycorp.com or call 408-777-7920.
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Forward-Looking Statements and Risk Factors: This press release contains forward-looking statements related to Notify Technology that involve a number of risks and uncertainties, including, but not limited to, the statements regarding NASDAQ Panel recommendations, the upcoming shareholder meeting, the proposed private equity financing, patent infringement and intellectual property issues, product releases, mass market roll outs, discussions with partners, market potential for NotifyLink products, licensing agreements, the value of Notify's relationship with Motorola, and two-way wireless relationships, and. Those statements are based on current information and expectations and there are numerous factors that could cause actual results to differ materially from those anticipated by such statements. These risks include, but are not limited to, our ability to deliver products and manage growth, market acceptance of certain products, business and economic conditions in the wireless industry, changes in customer order patterns, intellectual property risks, as well as other risks. These forward-looking statements are made in reliance on the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. For further information about risk factors that could affect Notify Technology's future, please see the risk factors listed from time to time in the Company's filings with the Securities and Exchange Commission, including but not limited to the report on Form 10- KSB for the fiscal year ended September 30, 2000 and the Form 10-QSB for the period ending March 31, 2001. Prospective investors are cautioned that forward-looking statements are not guarantees of future performance. Actual results may differ materially from management expectations. This press release does not constitute an offer to sell any securities of the Company."
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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NOTIFY TECHNOLOGY CORPORATION


Dated:  June 27, 2001               By:  /s/ Gerald W. Rice
                                         ------------------
                                    Gerald W. Rice, Chief Financial Officer